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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005 (April 8, 2005)


                               DST Systems, Inc.
              (Exact name of Registrant as Specified in Charter)


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|       Delaware         |        1-14036           |       43-1581814        |
|   (State or other      | (Commission File Number) |     (I.R.S. Employer    |
|  Jurisdictions of      |                          |   Identification Number)|
|  Incorporation or      |                          |                         |
|    Organization)       |                          |                         |
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|            333 West 11th Street              |             64105            |
|            Kansas City, Missouri             |           (Zip Code)         |
|  (Address of principal executive offices)    |                              |
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       Registrant's telephone number, including area code (816) 435-1000


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On April 8, 2005, DST Systems, Inc. (the "Company") announced that its wholly owned subsidiary West Side Investments, Inc. ("WSI") had entered into a Share Exchange Agreement, dated as of April 8, 2005 (the "Share Exchange Agreement"), with Computer Sciences Corporation ("CSC"). A copy of the Company's press release announcing the execution of the Share Exchange Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the terms of the Share Exchange Agreement, WSI will acquire CSC's Health Plans Solutions ("HPS") business by exchanging 7.129 million shares of CSC common stock held by it (the "Exchange Shares") for 100% of the capital stock of CSC's wholly owned subsidiary, CSC Healthcare, Inc ("Healthcare"), which will hold the HPS business at the time at which the exchange is consummated (the "Closing"), with each Exchange Share having an exchange value of $45.53 per share at the Closing. On that basis, CSC will contribute $224.6 million of cash to Healthcare prior to the Closing, such that Healthcare will hold both the contributed cash and the HPS business at the Closing.

The transactions contemplated by the Share Exchange Agreement have been structured in accordance with Section 355 of the U.S. Internal Revenue Code (the "Code"). Accordingly, the Company does not expect to recognize a taxable gain as a result of the transactions.

CSC has made customary representations and warranties and covenants in the Share Exchange Agreement, including among other things (i) to (A) conduct the HPS business in the ordinary course between the signing of the Share Exchange Agreement and the Closing, (B) use its commercially reasonable efforts to obtain the assignment to Healthcare of certain third party intellectual property used in connection with the HPS business and (C) use its reasonable best efforts to cause the Closing to occur, and (ii) not to (A) between the signing and earlier of the Closing or the termination of the Share Exchange Agreement in accordance with its terms, solicit or pursue any third party offers to acquire the HPS business and (B) compete with certain products or services provided by Healthcare for an agreed upon period following the Closing.

Consummation of the transactions contemplated by the Share Exchange Agreement is subject to various customary conditions, including (i) receipt of all necessary consents and approvals under the Hart-Scott-Rodino Antitrust Improvement acts of 1976, as amended, (ii) the absence of any change in law that would cause the contemplated transactions not to qualify under Section 355 of the Code or to have materially worse tax consequences to the parties than those contemplated as of the signing date, (iii) the receipt by each of WSI and CSC of opinions from their respective counsels regarding the tax treatment of the contemplated transactions and (iv) the execution of certain agreed upon ancillary agreements. The Share Exchange Agreement includes customary termination provisions, including among other things a provision granting each of WSI and CSC the right to terminate the Share Exchange Agreement in the event that the Closing shall not have occurred by April 30, 2005.

In addition, pursuant to the terms of the Share Exchange Agreement, each party has agreed to indemnify the other for an agreed upon period following the Closing for losses arising from, among other things, such party's breach of its representations, warranties or covenants under the Share Exchange Agreement and certain other matters, subject to limitation in accordance with an agreed upon deductible and cap on indemnifiable losses.


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A copy of the Share Exchange Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the full text of the Share Exchange Agreement.


ITEM 9.01.  EXHIBITS

(c) Exhibits



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| Exhibit No. | Exhibit Description                                            |
| ----------- | -------------------                                            |
|-------------| ---------------------------------------------------------------|
|     2.1     | Share Exchange Agreement, dated as of April 8, 2005, by and    |
|             | between West Side Investments, Inc. and Computer Sciences      |
|             | Corporation.                                                   |
|-------------| ---------------------------------------------------------------|
|     99.1    | Press Release dated April 8, 2005 (Incorporated by reference   |
|             | from DST Systems, Inc.'s Current Report on Form 8-K, filed     |
|             | on April 11, 2005).                                            |
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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     DST Systems, Inc.
                                     (Registrant)


Date:  April 14, 2005                By:  /s/ Randall D, Young
                                        --------------------------------------
                                     Name:  Randall D, Young
                                     Title: Vice President, General Counsel
                                               and Secretary





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                                 Exhibit Index
                                 -------------

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| Exhibit No. | Exhibit Description                                            |
| ----------- | -------------------                                            |
|-------------| ---------------------------------------------------------------|
|     2.1     | Share Exchange Agreement, dated as of April 8, 2005, by and    |
|             | between West Side Investments, Inc. and Computer Sciences      |
|             | Corporation.                                                   |
|-------------| ---------------------------------------------------------------|
|     99.1    | Press Release dated April 8, 2005 (Incorporated by reference   |
|             | from DST Systems, Inc.'s Current Report on Form 8-K, filed     |
|             | on April 11, 2005).                                            |
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